Gain on disposals	12 Months Ended
Dec. 31, 2019
Gain on disposals [Abstract]
Gain on disposals
Note 5 – Gain on disposals

We have recognized the following gains on disposal of three rigs for the year ended December 31, 2019:

(In $ millions)	Net proceeds / recoverable amount	Book value on disposals	Gain
Total	8.5	2.1	6.4

In May 2019 we entered into a sale agreement for the “Baug”, “C20051” and “Eir” in May 2019. The sale of “Baug” and “C20051” closed in May 2019 and we recorded a gain of $3.9 million in connection with the transaction.

An impairment loss of $11.4 million was recognized for the “Eir” in the May 2019 transaction as a result of entering into a sale agreement, which resulted in us reducing the book value to the expected sale value. As of December 31, 2019, we consider that the consideration for held for sale presentation continues to be achieved and the “Eir” is classified within jack-up drilling rigs held for sale. Included in the 2019 gain is a gain of $0.5 million related to sale of rig related equipment.

Gain on disposals in 2018

We have recognized the following gains on disposal of 18 rigs for the year ended December 31, 2018:

(In $ millions)	Net proceeds / recoverable amount	Book value on disposals	Gain
Total	37.6	18.8	18.8

Gain on disposals in 2017

We did not dispose of any jack-up rigs during 2017.